Exhibit 99.2 2026 INVESTOR DAY AU G U S T 5 | N E W YO R K C I TY

Welcome and Opening Remarks Andy Larkin | VP, INVESTOR RELATIONS 2 0 2 6 I N V E S T O R D A Y

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the expected benefits of the recent acquisitions of Concrete Pipe & Precast (“CP&P”) and Foley Products Company (“Foley”), general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and growth provided by acquisitions and strategic investments, the performance of the precast business, demand for our products, shipment volumes, metal margins, backlog volumes, the ability to operate our steel mills at full capacity particularly during periods of domestic mill start-ups, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain reportable segments, product margins within our Construction Solutions Group segment, share repurchases, legal proceedings, construction activity, international trade, the impact of geopolitical conditions, the effects of CBAM and other EU trade measures on European demand and pricing, capital expenditures, tax credits, the timing, amount and recurrence of CO2 or emissions-related credits, our liquidity and our ability to satisfy future liquidity requirements, our ability to achieve our stated deleveraging target within the anticipated timeframe, estimated contractual obligations, the expected capabilities and benefits of new facilities, anticipated benefits and the timeline for execution of our growth plan and initiatives, including our Transform, Advance and Grow (“TAG”) operational and commercial excellence program, our long-term financial targets and expectations for future financial performance and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2025, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of additional steelmaking capacity expected to come online from a number of electric arc furnace projects in the U.S.; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including risks related to the unfavorable judgment against us in the Pacific Steel Group (“PSG”) litigation; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. This presentation includes illustrative financial information with respect to the Company’s precast concrete and concrete pipe products business (together, the “precast platform”), which information is estimated based on historical results of CP&P and Foley. This information is presented for illustrative purposes only and is based on available information and certain assumptions and estimates that we believe are reasonable. The illustrative precast platform financial information presented herein has not been prepared and presented in accordance with the requirements of Regulation S-X. The assumptions and estimates underlying the precast platform financial information are inherently uncertain and are subject to a variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the illustrative financial information, including the risks and uncertainties described above. The illustrative precast platform financial information may not necessarily reflect what the precast platform’s results of operations and financial position will be in the future. The Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the illustrative precast platform financial information. 2 0 2 6 I N V E S T O R D A Y 2

Today's Agenda

9:00 AM **Welcome and Opening Remarks**
Andy Larkin | VP, INVESTOR RELATIONS

Transforming CMC: Company Vision and Strategic Value Creation Levers
Peter Matt | PRESIDENT AND CHIEF EXECUTIVE OFFICER

Driving Operational and Commercial Excellence through TAG Program
Ty Garrison | SVP, OPERATIONAL AND COMMERCIAL EXCELLENCE

Capturing Our Full Potential: North America Steel Group
Brian Halloran | SVP, NORTH AMERICA STEEL GROUP

10:15 AM Q&A Session

10:35 AM BREAK

10:45 AM **Growing and Differentiating: Construction Solutions Group**
Keith Haas | SVP, PRECAST GROUP
Mike Doucet | SVP, EMERGING BUSINESSES GROUP

Driving Superior Financial Performance: Financial Overview and Outlook
Paul Lawrence | SVP AND CHIEF FINANCIAL OFFICER

Bringing it Together
Peter Matt | PRESIDENT AND CHIEF EXECUTIVE OFFICER

11:50 AM Q&A Session

12:30 PM Leadership Luncheon

CMC 2026 INVESTOR DAY 3

CMC Sizzle Reel 2 0 2 6 I N V E S T O R D A Y 4

Transforming CMC: Company Vision and Strategic Value Creation Levers Peter Matt | PRESIDENT AND CHIEF EXECUTIVE OFFICER 2 0 2 6 I N V E S T O R D A Y

Key Messages Diversified, Early-Stage Construction supplier, executing a transformational 1 change in our business, profitability, growth, and returns Capitalizing on a multi-year structural demand cycle where CMC’s market position and unique capabilities create a competitive advantage 2 Driving value creation via three key levers • Capturing full potential of our business 3• Harvesting benefits of growth capital already deployed • Reshaping our portfolio with higher-return, lower capital intensity businesses Establishing compelling midcycle financial targets and a capital allocation 4 strategy that underwrite our shareholder value creation strategy 2 0 2 6 I N V E S T O R D A Y 6

CMC Snapshot (NYSE: CMC)

Key Statistics

Founded	1915
Net Sales	$8,850M
Core EBITDA*	$1,259M
Core EBITDA Margin*	14.2%
Market Cap[1]	~$7.6B
Enterprise Value[1]	~$10.6B
Headquarters	Irving, TX
Employees	~14,000

All figures are as of TTM Q3 FY26 unless otherwise stated.

Business Mix

% of Core EBITDA
Adjusted for Acquisitions
(Illustrative)*[2]



6%
Europe Steel Group
75%
North America Steel Group
28%
Construction Solutions Group
(9%)
Corporate Expense & Other Adjustments

Leading Provider of Early-Stage Construction Solutions Supporting Modern Infrastructure with Scaled and Difficult-to-Replicate Market Positions Including:

- **#1** U.S.-based Rebar Supplier
- **#1** Precast Platform in Southeast U.S.
- **#1** Geogrid Solutions
- **#1** Polish Merchant Bar Supplier

For footnoted information, refer to Appendix.
*Represents a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, refer to appendix.

2026 INVESTOR DAY 7

CMC is an Early-Stage Construction Supplier with Opportunity in an Evolving Construction Landscape

CUSTOMER NEEDS ARE CHANGING

BIGGER JOBS | **GREATER COMPLEXITY** | **COMPRESSED SCHEDULES**

CMC'S PRODUCTS IN EARLY-STAGE CONSTRUCTION


Rebar
Merchant Bar
GalvaBar®
Pipes
Utility Vaults
Manholes
Geogrid
GeoSpike
Bridge Systems
Anchor Bolts
Post-Tension Cable
Construction Accessories

and more...

SUPPLYING MULTIPLE SOLUTIONS ACROSS PROJECT LANDSCAPE


Pipes / Precast
Rebar Product & Fabrication
Geogrid
Merchant Bar

BECOMING AN INTEGRATED SOLUTIONS PROVIDER

CMC is positioned to support increasing customer needs for **earlier engagement** and **faster, more reliable construction**

- Full multi-product portfolio
- Coordinated services across jobsite
- Digital design and project tools
- Value engineering from design table

New Capabilities Are Changing Our Conversations with Customers

2026 INVESTOR DAY 8

We Are on a Transformation Journey

WHERE WE STARTED (2023)

A Strong Company with Excellent Potential

- Great team and culture
- Collection of good businesses with potential to be great
- A strong Early-Stage Construction foundation to build on

WHERE WE ARE TODAY (2026)

Early-Stage Construction Company in Transformation

- Substantial progress on the transformation
- All pieces of strategy in place
- Tremendous opportunity ahead
  - Executing what we control
  - Increasing connectivity across portfolio
  - Business environment reinforcing transformation

WHERE WE ARE GOING (2027+)

Best-in-Class Company Meeting Critical Early-Stage Construction Needs

- Leading solutions provider addressing critical customer pain points
- Strengthened and repositioned North America Steel Group (NASG) – delivering consistently higher margins
- Scaled Construction Solutions Group – delivering higher margins and lower volatility with reduced capital intensity
- Substantially higher ROIC and a capital allocation strategy balancing growth and shareholder returns

CMC 2026 INVESTOR DAY 9

Well Positioned to Address Strong Demand in the Domestic Construction Market

Strong, Multi-Year Growth Outlook Across Markets Underpinned by Structural Underinvestment

INFRASTRUCTURE
~35% – 40% of construction related revenue[1]

- Revitalization of U.S. infrastructure
- Bipartisan IIJA tail followed by BUILD America 250

NON-RESIDENTIAL
~30% – 35% of construction related revenue[1]

- Rapid growth of energy infrastructure
- Re-shoring of key industries
- Strong institutional demand
- DMI near record levels

RESIDENTIAL
~20% – 25% of construction related revenue[1]

- U.S. housing shortage of 2.5M – 5M units[2]

Why We Are Well Positioned to Capitalize on These Trends

- ✓ Scale and leading market positions across the U.S.
- ✓ Deep local market and customer knowledge
- ✓ Experience addressing customers pain points on increasingly complex projects

Investing for Growth Against a Supportive Market Backdrop

For footnoted information, refer to Appendix.
IIJA = Infrastructure Investment and Jobs Act. DMI = Dodge Momentum Index.

2026 INVESTOR DAY 10

Unleashing the Power of Our Portfolio through Three Clear Value Creation Levers 1 2 3 Capturing Full Harvesting Benefits Reshaping the Potential of of Growth Capital Portfolio Our Business Deployed Value Creation Levers Drive Durably Higher Margins and Growth with Lower Capital Intensity 2 0 2 6 I N V E S T O R D A Y 11

Capturing Full Business Potential through Operational and Commercial Excellence (TAG Program)

Capture
Full Potential

- **Advancing safety and workforce capability** to build a high-performing, world-class team
- **Driving operational excellence** to create structural cost advantage and growth
- **Building commercial excellence** to realize full margin potential and catalyze growth

Recent Proof Points of Success

3 Year
Safety
Best Performance

$350M+
Gross Annual EBITDA Benefits by End of FY27;
$250M+ Run-Rate Gross EBITDA Benefits by End of FY26[1]

>60%
Net Benefit
Means Durable Margin Improvement[1]

Driving Sustainable Margin Expansion through Safety Leadership, Operational Excellence, and Commercial Discipline

CMC

For footnoted information, refer to Appendix.
TAG Program = Transform, Advance, and Grow Program.

2026 INVESTOR DAY 12

Repositioning Our Steel Business through Deliberate Actions to Capitalize on Current Industry Structure

Capture Full Potential

Industry Dynamics Support Improved Outcomes

- Largely consolidated domestic rebar market
- Materially better import landscape
  - Section 232 measures
  - Near- to long-term: more durable trade framework (e.g., trade cases, LTPF legislation, and Buy America)
- Balanced supply / demand
  - Manageable additions to domestic supply

CMC is Building a Stronger, More Resilient Steel Franchise

- Taking advantage of our vertically-integrated structure to more quickly respond to supply / demand changes
- Capitalizing on flexible EAF network and TAG initiatives to be world class on cost and continually improving
- Demonstrating commercial discipline – getting paid for value delivered and a return on capital invested
- Restructuring our businesses to improve return profiles

Conditions Are in Place to Fundamentally Change the Return Profile of Our Steel Franchise

LTPF = Leveling The Playing Field. EAF = Electric Arc Furnace. TAG = Transform, Advance, Grow.

2026 INVESTOR DAY 13

Harvesting Benefits of Significant Capital Already Deployed to Harvest Benefits Drive Organic Growth, Margin Improvement, and Higher Returns Capital Intensity to Decline, Free Cash Flow to Substantially Increase 1 Free Cash Flow* ($M) Harvesting Earnings from Our Final Steel Mill Investments… $1,600 2 • AZ2 mill $1,375 – $1,525 1 • WV ramping up over next 12 months $1,400 $1,200 2x $1,000 $746 $800 …and Lower Capital Intensity Investments in Construction Solutions and Across Our Steel Business $600 ® • Ramp up Precast investments, Tensar geogrid line, and second ® $400 GalvaBar line 2 • Further scalable, low-capital / high-return opportunities across the $200 portfolio, including investments in automation, process technology, and AI $0 TTM Q3 FY26 FY29E Enabling Earnings Growth, Declining Capital Intensity, and Higher Returns For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 14

Enhancing and Reshaping Our Early-Stage Construction Portfolio through Disciplined M&A

Reshape Portfolio

STRATEGIC CRITERIA

Complements Our Early-Stage Construction Strategy with Capabilities that Deepen Customer Connectivity

Expands U.S. Footprint, with a Focus on High-Population-Growth Markets

Creates Meaningful Opportunities for Both Revenue and Cost Synergies

KEY INITIATIVES

NEAR-TERM

Enhance existing capabilities and solutions (e.g., Precast and Tensar®)

LONGER-TERM

Explore complementary, under-penetrated end markets within Early-Stage Construction ecosystem

Clear Framework to Pursue Higher-Return, Lower-Capital Intensity Businesses

CMC

2026 INVESTOR DAY 15

Precast is a Valuable Addition to CMC's Portfolio

- Value-added Early-Stage Construction solution
- Complements CMC's existing portfolio
  - Early project engagement
  - Similarities with fabrication
  - Synergy opportunities
- Market leadership positions that can be scaled
- Strong financial profile: margins, growth, free cash flow, and lower capital intensity
- Attractive entry price supporting excess returns on invested capital



Reshape Portfolio

2026 INVESTOR DAY 16

Expanding Our Market Opportunity in Large, Resilient, and Growing U.S. Early-Stage Construction Market

Serviceable Addressable Market[1]

Early-Stage Construction

Steel + Emerging Businesses + Precast

Precast: ~$20B

Steel + Emerging Businesses

Steel: ~$15B

Emerging Businesses: ~$25B


~$40B
~$60B
~$150B



Unlocking Future Growth Potential through an Expanding Addressable Market

For footnoted information, refer to Appendix.

CMC 2026 INVESTOR DAY 17

1 Looking Ahead: FY29 Financial Targets $1,650M – $1,800M $1,375M – $1,525M 5 2,5 Core EBITDA Free Cash Flow 15% – 16% 80% – 85% 5 3,5 Core EBITDA Margin Free Cash Flow Conversion 40%+ 13.0% – 14.5% CSG % of Core EBITDA 4,5 ROIC 5 Aspirational Including Inorganic Growth A Meaningful Step-Change in Financial Performance as We Execute on Our Clear Value Creation Levers For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 18 CSG = Construction Solutions Group.

Potential for Significant Sum-of-the-Parts Valuation Multiple Expansion as We Grow Construction Solutions Group Earnings



% of Core EBITDA*
Steel
Construction Solutions Group
10%
28%
40%+
2023
Current
adj. for acquisitions (Illustrative)4
2029
aspirational including inorganic growth

Current Market Multiples

~7x[1] CMC

~8-10x[2] Steel

~11-13x[3] Construction Materials

Opportunity for Multiple Expansion

For footnoted information, refer to Appendix.
Steel Peers: NUE, STLD.
Construction Materials Peers: CRH, AMRZ, WMS, EXP, ACA, MWA.

2026 INVESTOR DAY 19

Trusted and Experienced Leadership Team Focused on Driving Excellence and Durable Results through the Cycle



Peter Matt
President and Chief Executive Officer
Joined: 2023



Paul Lawrence
SVP and Chief Financial Officer
2016



Brian Halloran
SVP, North America Steel Group
1998



Keith Haas
SVP, Precast Group
2025



Mike Doucet
SVP, Emerging Businesses Group
1996



Ty Garrison
SVP, Operational and Commercial Excellence
2000



Jody Absher
SVP, Chief Legal Officer and Corporate Secretary
2011



Kekin Ghelani
SVP, Chief Strategy Officer
2024



Randy Patterson
SVP, Chief Human Resources and Communications Officer
2026

240+ Years
Industry Experience

7 Out of 9
New to Role within Last 3 Years

The Right Team with the Right Strategy, Ready to Execute

CMC

Presenter today.

2026 INVESTOR DAY 20

Investment Thesis:
A Market Leader Driving Significant Stakeholder Value Creation

Industry Leader — In Early-Stage Construction with **leading, difficult-to-replicate positions** in attractive markets

Undergoing Transformation — Focused on **improving margins / returns** and opening exciting, new growth lanes

Driving Durable Margin Expansion — Supporting **step change in profitability** through ongoing focus on commercial and operational excellence

Growth — Through **multi-year demand trends, TAG, organic growth,** and **portfolio extensions**

Delivering Strong Shareholder Returns — Enabled by **enhanced earnings** and **cash flow generation** with disciplined capital deployment

Driving Increased ROIC and Capital Returns

CMC



2026 INVESTOR DAY 21

Driving Operational and Commercial Excellence through TAG Program Ty Garrison | SVP, OPERATIONAL AND COMMERCIAL EXCELLENCE 2 0 2 6 I N V E S T O R D A Y

Key Messages Leveraging TAG program as the execution engine to convert opportunity 1 into measurable financial results Building durable operational and commercial excellence capabilities 2 to improve margin and cash flow generation Driving higher ROIC by enhancing capital deployment discipline across 3 the organization 2 0 2 6 I N V E S T O R D A Y 23

Why TAG: Unlocking the Next Phase of Value Creation

TAG
TRANSFORM ADVANCE GROW

WHY NOW

- Extended scale and broader footprint
- Significant opportunity in leveraging scale through enterprise standardization and disciplined performance management
- Increasing customer requirements and expectations

WHERE WE WERE

- Decentralized execution, limited network optimization
- Limited focus on process standardization
- Varied and inconsistent performance across network

WHERE WE ARE

- Standardizing processes and extending expertise across enterprise
- Enabling faster, data-driven decision making
- Improving consistency and profitability

Improving Consistency, Discipline, and Execution Across the Enterprise

Driving Through-Cycle Margin Resilience and Stronger Cash Generation, with Plenty of Runway Ahead

CMC
2026 INVESTOR DAY 24

Defining TAG: Our Enterprise-Wide Execution Engine, Converting Operational and Commercial Excellence into Measurable Value

TAG
TRANSFORM ADVANCE GROW

Background

150+ Individual Initiatives

$250M+ Run-Rate Gross EBITDA Benefits by End of FY26[1]

$350M+ Gross Annual EBITDA Benefits by End of FY27[1]

Clear Program Differentiators

- More than a one-time, cost-out program – a repeatable system for sustainable improvement
- Fully integrated into our continuous improvement culture
- Transformational enabler of higher through-cycle margins, earnings, cash flows, and ROIC



Enhancing Margins through Continuous Improvement and Accountability

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 25

Clear Go-Forward Priorities Driving Value Creation Operational Commercial Excellence Excellence Create Competitive Accelerate Growth and Advantage through Capture Full Margin World-Class Safety, Potential of Our Productivity, and Cost Products and Solutions KEY ENABLERS People • Process • Technology 2 0 2 6 I N V E S T O R D A Y 26

Driving Operational Excellence to Create Structural Cost Advantages Operational Excellence Core Pillars Outcomes • Safety Reliable, low-cost facilities • Disciplined manufacturing and reliability • Network and supply chain optimization Standardized processes with continuous • Data-driven KPIs and improvement across network continuous improvement • Technology and AI Data-driven performance management Accelerating Structural Cost Advantage through Safer, More Reliable, and More Productive Operations 2 0 2 6 I N V E S T O R D A Y 27

Operational Excellence Case Study:
Scrap Optimization through TAG Initiative

Operational Excellence

Identified Area for Improvement

- Scrap is one of the largest input costs within our steel operations
- Opportunity to optimize yield and cost through better, faster decision making

Cutting-Edge Solution through TAG

- AI-driven scrap optimization system providing real-time, low-cost "recipe" supported by camera-based inputs, minimizing human error
- System makes dynamic adjustments throughout production process to ensure optimal yield

Outcomes

- *Drove cost efficiencies*
- *Enhanced reliability and consistency*
- *>$20M cumulative savings to date*[1]

Replicable Playbook Across Several Different Operational Processes

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 28

Operational Excellence in Action Video: Operational Excellence Scrap Optimization through TAG Initiative 2 0 2 6 I N V E S T O R D A Y 29

Driving Commercial Excellence to Accelerate Growth and Capture Full Margin Potential

Commercial Excellence

Core Pillars

- Digital and market intelligence with standardized tools
- Opportunity management through Early-Stage Construction portfolio coordination
- Commercial execution and demand generation
- Value-based pricing and margin optimization
- Talent enablement through well-defined sales training programs


CMC
Carlos
CMC

Outcomes

- Strong relationships and customer loyalty
- Best-in-class capabilities and differentiated value proposition
- Increased lead sharing and cross-sell opportunities
- Improved margin quality and customer lifetime value

Deepening Customer Relationships While Driving Profitable Growth

CMC
2026 INVESTOR DAY 30

Commercial Excellence Spotlight:
Generating Greater Lead Sharing through Proprietary AI Software

Commercial Excellence

1 ASSESS OPPORTUNITIES

Internal Sales

Rebar fab • Precast • Tensar® • Performance Reinforcing Steel • Others

Publicly Available External Infrastructure Projects

DODGE

constructconnect

2 LOAD SPECS AND PLANS INTO DATA LAKE

Single Source of Truth

Governed • Secure • Stable

3 SCAN DATA LAKE USING AI TO MATCH PROJECTS WITH KEYWORDS OR PHRASES

Examples

- Ground stabilization
- Erosion control
- Precast
- Concrete structure
- Metal building
- Retaining wall

4 ROUTE TO BUSINESS TEAMS

- **Fabrication**
  Concrete Reinforcing Projects
- **Tensar®**
  Geosynthetic and Ground Stabilization Projects
- **Performance Reinforcing Steel**
  Site Solutions and Infrastructure Projects
- **Precast**
  Precast Concrete Projects

5 MONITOR & IMPROVE

Track engagement, win rates, and model performance to continuously improve results

15K+ Annual Bids Provide Long Runway Ahead as Implementation Scales

CMC

2026 INVESTOR DAY 31

Key Enabler Spotlight: Capital Discipline Driving Higher ROIC and Cash Flow

Key Enablers

Rigorous Review and Approval Process Drives Capital Spending Discipline

Define project scope before authorization

Develop business case to validate financial value, feasibility, resourcing, project plan, and project risk

Deploy initiatives across operations and commercial functions to ensure on-time, on-budget; rapid response teams for exceptions

Create Value by verifying, sustaining, and embedding benefits across standard operating procedures

Capital Discipline is Now a Clear Advantage

95% Projects completed on-budget in FY 2025

Proof Points of Success

1. **Front-End Engineering on Steel Mill EAF**
   - Refined project scope
   - Eliminated overdesign
   - Maximized capital efficiency
2. **Disciplined Scope Management on Greenfield Steel Mill**
   - Drove cost certainty
   - Delivered execution excellence
   - Strengthened investment returns
3. **Right-sized Technical Solution on Steel Mill Caster**
   - Delivered required performance
   - Minimized capital investment

IMPACT

~$180M[1] in capital avoided

The Goal is to Maximize Value Creation From Every Dollar Invested

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 32

Key Takeaways 1 2 3 Leveraging TAG program as the Building durable operational and Driving higher ROIC by enhancing execution engine to convert commercial excellence capabilities capital deployment discipline opportunity into measurable to improve margin and cash flow across the organization financial results generation CMC is Building a Structural Advantage in Cost, Margin, and Returns 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 33 33 33

Capturing Our Full Potential: North America Steel Group Brian Halloran | SVP, NORTH AMERICA STEEL GROUP 2 0 2 6 I N V E S T O R D A Y

Key Messages Capitalizing on un-matched long products franchise and status as the preferred 1 partner for critical Early-Stage Construction solutions Benefiting from an industry structure and policy environment that fundamentally 2 improves margins Capturing our full potential through TAG operational and commercial excellence 3 to reinforce low-cost position and unlock durable margin improvement Enhancing financial performance by harvesting returns from our recent 4 growth investments and optimizing our asset base 2 0 2 6 I N V E S T O R D A Y 35

North America Steel Group Overview: Un-Matched Franchise Serving Early-Stage Construction

Key Statistics

Revenue	$6,675M
Adjusted EBITDA	$1,056M
Adjusted EBITDA Margin	15.8%
Total Finished Good Shipments	4,484 Tons
Fabricated Rebar Shipments	1,435 Tons

All figures are as of TTM Q3 FY26 unless otherwise stated.

Integrated, Complementary, and Discrete Value Creators

Recycling
Low-cost source of raw materials for our mills

Mills
National network of low-cost operations

Fabrication
National network serving construction end markets, providing market insights



Leading Positions in All Major Products

#1 Rebar

#1 Fabricated Rebar

#1 Corrosion-Resistant Rebar Products[1]

#3 Merchant Bar

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 36

Unique Competitive Advantages Driving Leading Market Position

National Scale and Unparalleled Local Market Capabilities

Strategic mill and fabrication footprint near key demand centers



Deep, Trusted Customer Relationships

Preferred partner with scope and scale to handle complex projects



Supply Chain Security

Vertically integrated model ensures low-cost supply of critical inputs



Low-Cost Position

Flexible EAF platform drives lower cost and capital needs



Built Un-Matched Franchises and Leading, National Position by Leveraging Unique Differentiators

EAF = Electric Arc Furnace.

CMC 2026 INVESTOR DAY 37

Taking Deliberate Actions to Improve the Market Position and Profitability of Our Steel Business

MARKET LEADERSHIP POSITION + REDUCED IMPORTS + COMMERCIAL EXCELLENCE

MARKET LEADERSHIP POSITION

Acquisition of Gerdau Assets Creates a Rebar Market Leader

- Most extensive Mill network
- Leader in Fabrication market

Geographic Coverage of All Major Markets | **Low-Cost Position** | **Ability to Flex Supply to Balance Demand**

REDUCED IMPORTS

Work on Global Trade Issues Has Substantially Limited Foreign Supply

- Section 232
- Current trade cases
- Level The Playing Field 2.0 (pending)

>80% of Rebar Imported Over Last Five Years Will be Impacted by Successful Trade Actions **Averaging ~979K Per Annum**[1]

COMMERCIAL EXCELLENCE

Demonstrating Market Discipline to Drive Attractive Returns

- Focus on getting paid for value we bring
- Value over volume
- Tools to enable better commercial decisions
- Broader Early-Stage Construction capabilities enhancing value proposition

Good for CMC, Good for the Industry

Shaping Supply Dynamics to Ensure CMC Operates in Fair Trade Environment

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 38

Go-Forward Priorities: Clear Focus Areas to Unlock Our Full Potential 1 2 3 Capturing Full Harvesting Benefits Reshaping the Potential of of Growth Capital Portfolio Our Business Deployed Value Creation Levers Drive Durably Higher Margins and Growth with Lower Capital Intensity 2 0 2 6 I N V E S T O R D A Y 39

Mills Operational Excellence Spotlight: Reinforcing Low-Cost Position through TAG Program Initiatives

Capture Full Potential

Opportunity

- Leverage scale of our operations network to improve operating performance and drive margin enhancement
  - Standardizing best practices
  - Empowering local leadership to drive execution
- Drive cost reduction well in excess of inflation
- Create unparalleled reliability with differentiated service

Actions Taken

- ✓ Reorganized mills, added CMC leader, and created transformation lead
- ✓ Created 10+ high-impact initiatives utilizing TAG framework and process

>$130M

IN RUN-RATE SAVINGS[1]

Scrap Optimization

Rolling Mill Yield

Alloys Consumption

Maintenance Cost

and Meaningful Opportunity Ahead

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 40

Mills Commercial Excellence Spotlight: Capturing the Value CMC Delivers

Capture
Full Potential

Opportunity

- Consistent pricing practices and execution across regions, products, and customers
- Margin-based commercial focus
- Margin capture through consistent commercial execution

Actions Taken

- ✓ Introduced mills commercial operating system with defined policies enabled by Salesforce
- ✓ Implemented enterprise pricing governance (i.e., pricing policies driving better realization at greater velocity)
- ✓ Utilized data and analytics to support decision making
  - Value-driven pricing for customization and size / grade extras
  - Optimized freight model across network of mills
- ✓ Activated strategic account management

>$30M

IN RUN-RATE BENEFITS[1]

Size and Grade Extras

Freight Optimization

New Accounts

and Meaningful Opportunity Ahead

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 41

Restructuring Our Businesses to Optimize Returns: Fab Full Potential Spotlight

Capture
Full Potential

Objective

- Dramatically **improve margins and returns** through operational and commercial excellence and increased capital efficiency
- Leverage fabrication as a **launching point for Early-Stage Construction** offerings

Where We're Going

- **Balanced strategy** focused on standalone fab performance and network profitability
- Established **best practices**, **standardization**, and **new tools** to support improvement
- **Shop-level accountability** for targets and continuous improvement, sharing best practice
- Raising the bar on commercial discipline and managing **project value to risk**
- **Commitment to margin, return, and capital deployment objectives** to capture incremental value

Achieving Fab Full Potential Will **Double the Profitability** of Fabrication[1]

Applying the Lessons to "Recycling Full Potential" with Similar Results

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 42

Harvesting Benefits of Growth Capital Already Invested in Our Optimized Steel Mill Network

Harvest Benefits

Our Last Two Steel Mill Investments Complete Network


CMC Steel Arizona's 2nd Micro-Mill | Mesa, AZ


CMC Steel West Virginia | Berkeley County, WV

How We Operate Our Network

- AZ2 and WV mills complete nation-wide production capabilities for merchant and spool
- Centralized production planning and logistics management support supply & demand balance and low-cost of service model
  - AZ2 replaced former CMC mill in California to serve Western U.S.
  - WV extends ability to meet demand in Northeast U.S.
- Highly variable cost base through EAF micro- and mini-mills able to flex capacity based on market demand
- AZ2 along with SC, FL, AL, and TX provide product mix flexibility including merchant, SBQ, and wire rod

Optimizing Profitability through Flexible Production Network

EAF = Electric Arc Furnace. SBQ = Special Quality Bar.

2026 INVESTOR DAY 43

Go-Forward Growth Capital Investment Opportunities Harvest Benefits Capital-Light AI and Automation Investments Deployment Disciplined investments to End-to-end transformation improve asset productivity across steel mills, and reliability recycling, and fabrication operations Focused on Strategic Investments to Optimize Current Base 2 0 2 6 I N V E S T O R D A Y 44

Fabrication Provides CMC a Proprietary View of the Early-Stage Construction Pipeline, Enabling Growth Across Full Portfolio

Reshape the Portfolio

Visibility at Un-Matched Scale

15,000+

FABRICATION BIDS ANNUALLY



CMC Participates throughout Early-Stage Construction Value Chain
Design & Engineering
Mobilization & Planning
Site Preparation
Foundational Steel
Structural Frame
Tensar®
Construction Services
Precast
Rebar Fabrication
Cable
One Project = Multiple CMC Revenue Opportunities

How Fabrication Visibility Drives Value

- Allows CMC to identify, qualify, and share opportunities across broader portfolio
- Creates multiple opportunities to engage customers, influence specifications, and grow wallet share as projects progress

Fabrication is a Critical Anchor to the Broader Portfolio Given its Scale and Market Visibility

CMC 2026 INVESTOR DAY 45

Reshape the Portfolio

Case Study: CMC as the Early-Stage Construction Partner on a $17B Texas Chip Fab Facility

Background

- One of CMC's largest projects ever
- Chip shortage and scale amplified complexity, importance of speed to construct, and risk of any schedule delays
- CMC's scale, experience, and product breadth provided capability required to keep pace with the aggressive schedule

Providing a Multitude of Early-Stage Construction Solutions

- Supplied 60K tons of rebar and 6.5K tons of GalvaBar®
- Utilized 1.2M sq. yards of Tensar® geogrid ground stabilization
- Provided +$2.1M in other construction-related products across 6 contractors, led by dowel baskets, vapor barrier, epoxy grout, rentals, and everyday consumables
- Engaged in every concrete facet, from precast parking garage and building structures to road and bridge

Outcomes

- *Created customer value through schedule integrity and performance, not price*
- *Supported large-scale site readiness*
- *Reduced coordination risk and rework*
- *Positions CMC as preferred partner on future phases and projects*



CMC

2026 INVESTOR DAY 46

Key Takeaways

1

Capitalizing on **un-matched long products franchise** and status as the **preferred partner** for critical Early-Stage Construction solutions

2

Benefiting from an **industry structure and policy** environment that fundamentally **improves margins**

3

Capturing our full potential through TAG **operational and commercial excellence** to **reinforce low-cost position** and unlock **durable margin improvement**

4

Enhancing financial performance by **harvesting returns from our recent growth investments** and **optimizing our asset base**



2026 INVESTOR DAY 47

Q&A Session 2 0 2 6 I N V E S T O R D A Y

Break 2 0 2 6 I N V E S T O R D A Y

Growing and Differentiating: Construction Solutions Group Keith Haas Mike Doucet SVP, PRECAST SVP, EMERGING GROUP BUSINESSES GROUP 2 0 2 6 I N V E S T O R D A Y

Key Messages Leveraging portfolio of high margin, growth, and cash flow generation businesses to build scalable market leadership solving critical Early-Stage 1 Construction challenges Providing mission-essential products and services that reduce project cost, 2 complexity, and timelines Capitalizing on business optimization, market growth, and market penetration to 3 drive margin improvement and growth Executing a disciplined growth strategy combining organic initiatives with 4 targeted portfolio enhancement and expansion 2 0 2 6 I N V E S T O R D A Y 51

Construction Solutions Group Overview: Precast and Emerging Business Groups

PRECAST GROUP


StormArc
StormArc
Precast

Manufactured concrete pipe and structures for job-site infrastructure

EMERGING BUSINESS GROUP


Tensar®

Soil stabilization for road, foundation, and other construction applications


Performance Reinforcing Steel

Proprietary reinforcing steel products used in critical applications


CMC Construction Services

Distribution operations servicing concrete contractors

Unique Portfolio of Solutions to Meet Customer Needs and Address Challenges Across Early-Stage Construction

Note: non-exhaustive list of businesses within Emerging Business Group.

CMC 2026 INVESTOR DAY 52

Construction Solutions Group Overview: Precast and Emerging Business Groups

PRECAST GROUP


Precast
StormArc
StormArc

Manufactured concrete pipe and structures for job-site infrastructure

EMERGING BUSINESS GROUP


Tensar®

Soil stabilization for road, foundation, and other construction applications


Performance Reinforcing Steel

Proprietary reinforcing steel products used in critical applications


CMC Construction Services

Distribution operations servicing concrete contractors

Unique Portfolio of Solutions to Meet Customer Needs and Address Challenges Across Early-Stage Construction

Note: non-exhaustive list of businesses within Emerging Business Group.

2026 INVESTOR DAY 53

Provide Essential Services to Protect Critical Infrastructure

Key Markets



Water



Energy



Data



Transportation

Key Applications

Below Ground Precast Construction Products

- Sanitary
- Stormwater
- Dry Utility

Growth Drivers[1]

- **Urban Expansion and Increasing Storms**
  Driving demand for advanced stormwater retention systems to manage growing runoff and reduce flood risks
- **Ongoing Need for Infrastructure Development**
  2/3 of >$50B in IIJA and SDWA water infrastructure spending is targeting T&D repairs, treatment, and storage
- **Rising Data Center Demand**
  Pushing energy grid growth to ~5% CAGR through 2028, with Data Center power needs up to 3x by 2030

Uniquely Positioned to Capitalize on Favorable Industry Dynamics as the Industry Leaders in Markets We Serve

For footnoted information, refer to Appendix.
IIJA = Infrastructure Investment and Jobs Act. SDWA = Safe Drinking Water Act. T&D = Trenching and Drainage.

2026 INVESTOR DAY 54

Significant Precast Advantages Driving Adoption in Early-Stage Construction Market

Labor Savings

Reduces amount of construction site labor



Time Savings

Shortens duration of project through ease of installation, better scheduling, and fewer resources



Consistent Quality

Avoids work stoppages due to onsite quality issues or weather delays



Supply Chain Certainty

Enables year-round production and ability to deliver on demand



Durability

Creates superior resilience as production occurs offsite, allowing for stress-testing



Precast Solutions are Taking Share from Legacy Construction Methods

2026 INVESTOR DAY 55

Precast Group Overview: Scaled Platform in Largest and Fastest Growing Regions Key Statistics Annualized Estimated Concentrated in Highest-Growth Industry Leaders in 1 Contribution At Close Areas of the U.S. with Close Proximity Markets We Serve to CMC Steel Plants Revenue $730M 2 In the Southeast #1 Adjusted EBITDA* $245M Adjusted EBITDA 2 In Core Geographies 34% #1 Margin* Facilities 35 2 In the United States #3 Volume ~1,750K Tons Leveraging Solutions Across Infrastructure, Non-Residential, and Residential Construction Sites For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 56 56

Precast is Helping Transform CMC’s Financial Profile Less Earnings Volatility Structurally Higher Margins Higher Cash Conversion 90% 250 34% 200 58% 150 100 14% 50 0 Dec June Rebar Precast Concrete CMC Precast CMC Precast 2005 2026 2 3 Core EBITDA Margin* Adj. EBITDA FCF Conversion* FCF Conversion* 4 Excluding Precast (Illustrative) Excluding Precast Margin* Precast PPI vs. 4 (TTM Q3 FY26) (Illustrative) (TTM Q3 FY26) 1 U.S. Domestic Rebar Benchmark Price (Indexed to December 2005) For footnoted information, refer to Appendix. FCF = Free Cash Flow. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 57

Well Positioned in a Large and Growing Market

Serviceable Addressable Market

Early-Stage Construction

~$150B

U.S. Pipe and Precast Products[1]

~$20B

In-Focus Applications

Sanitary | Stormwater | Dry Utility



Key Market Drivers
Urbanization and Population Growth
Government Infrastructure Spending

Targeting Growth in Largest and Fastest Growing Regions Where We Are an Established Leader

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 58

Go-Forward Priorities: Three Clear Focus Areas to Scale Leading Market Position 1 2 3 Capturing Full Harvesting Benefits Reshaping the Potential of of Growth Capital Portfolio Our Business Deployed Value Creation Levers Drive Durably Higher Margins and Growth with Lower Capital Intensity 2 0 2 6 I N V E S T O R D A Y 59

Executing Integration of Foley and CP&P to Capture Meaningful Synergies Capture Full Potential Key Buckets for Operational Cost Synergies Manufacturing best practices and network optimization $30M to $40M Targeted investment in automation to improve productivity Expected Annualized EBITDA Synergies rd by End of 3 Year Optimizing operations planning, procurement, logistics, and support After Acquisition Simplified SG&A On Track to Achieve Expected Synergies 2 0 2 6 I N V E S T O R D A Y 60

Capture Full Potential

Case Study: Creating Incremental Precast Commercial Opportunities through CP&P and Foley Integration

Background

- Legacy CP&P was pursuing a pipe and precast infrastructure project in Charlotte, NC
- Capacity constraints limited CP&P's cost competitiveness on pipe portion of bid, putting opportunity at risk despite strong customer relationship

Our Solution

- Activated CMC's integrated precast network by combining CP&P's local expertise with Foley's pipe capacity and deep customer relationship
- Delivered a coordinated, one-stop-shop solution across businesses



Outcomes

- *Won a $3M project that otherwise may have been lost*
- *Demonstrated commercial benefits of CMC's expanded precast platform by unlocking cross-selling and synergy opportunities*
- *Further deepened customer relationship through integrated platform*

Integrated Platform Driving Commercial Synergies

2026 INVESTOR DAY 61

Capture
Full Potential

Driving Commercial Synergies Opportunities Providing Clear Benefits with CMC

- **Broader combined CMC footprint** with ability to serve complex jobs faster
- Coordinated project **lead sharing** and **project bidding**
- Improved **access to key decision makers** earlier in project
- Increased **value engineering opportunities**



CMC
2026 INVESTOR DAY 62

Capture
Full Potential

Case Study: Integral Rebar and Precast Partner in GA's I-285 / SR400 Interchange Project

Background

- Selected to support one of Georgia's largest, most complex highway interchange projects (2017 – 2024)
- Highly constrained urban environment with limited installation windows
- Tight construction schedules, changing field conditions, and significant traffic management requirements demanded

Our Solution

- Supplied multiple products to meet Early-Stage Construction needs
  - Specialized pipe and precast solutions
  - Black rebar
  - Performance steel
- Leveraged multi-plant manufacturing network to ensure production capacity and supply continuity
- Coordinated closely with contractor and engineers to:
  - Sequence deliveries
  - Develop project-specific precast solutions
  - Adapt quickly to evolving site conditions

Outcomes

- *Delivered 23K+ tons of precast products and 10K+ tons of rebar on schedule throughout project*
- *Demonstrated value of CMC's regional manufacturing footprint, engineering expertise, and customer partnership model*
- *Strengthened customer relationship through responsive project management, reliable execution, and value-added technical support*

Delivering Critical Rebar Fabrication and Precast Infrastructure at Scale

2026 INVESTOR DAY 63

Adding Strategic Plant Extensions to Provide Complete Set of Solutions Across Our Footprint

Harvest Benefits

Making Capital-Light, High-Return Investments

~$35M
Investment

~$15M
Incremental EBITDA Generation Expected by Year 3[1]

<3 Year
Investment Payback

Brownfield Expansion | Denver, CO

- Added precast product capability
- Strong customer acceptance of new full line capabilities



Brownfield Expansion | Fort Myers, FL

- Adding pipe capacity at existing site to meet strong customer demand
- Start up Fall 2026



Plant Conversion | Oxford, NC

- Converted existing facility to specialize in Dry Utility
- Focused on serving high-growth Data Center and Energy Markets



Strategically Pursuing Brownfield Opportunities to Become Full Line Precast Provider

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 64

Significant Runway for Executing Disciplined M&A in a Large, Fragmented Market

Reshape Portfolio

INDUSTRY LANDSCAPE

Fragmented with only **two national players** and **<10 major regional producers…**


Top 10 producers
Top 10 producers <25% of industry[1]
All others

…providing long-term opportunity to grow through **local and regional consolidation**



TARGETING FASTER GROWING REGIONS WITH SECULAR GROWTH TRENDS

- Long-Term Population and Economic Growth
- Need for Supporting Infrastructure Development
- Favorable Regulatory and Construction Standards for Precast Solutions

Fragmented Market + Defined Focus Geographies = Repeatable Inorganic Growth Runway

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 65

Construction Solutions Group Overview: Precast and Emerging Business Groups

PRECAST GROUP


StormArc
StormArc
Precast

Manufactured concrete pipe
and structures for job-site infrastructure

EMERGING BUSINESS GROUP


Tensar®

Soil stabilization for road, foundation, and other construction applications


Performance Reinforcing Steel

Proprietary reinforcing steel products used in critical applications


CMC Construction Services

Distribution operations servicing concrete contractors

Unique Portfolio of Solutions to Meet Customer Needs and Address Challenges Across Early-Stage Construction

Note: non-exhaustive list of businesses within Emerging Business Group.

CMC 2026 INVESTOR DAY 66

Emerging Businesses Group Overview: Scaled Platform of Engineered Solutions to Solve Customer Problems

	Customer Solutions / Brands	Key Stakeholders
 Tensar®	Tensar®	• Civil Engineers • State DOTs • Contractors • Distributors
 Performance Reinforcing Steel	GALVABAR® CHROMX® CRYOSTEEL	• State DOTs • Civil Engineers • Distributors • Rebar Fabricators
 CMC Construction Services	Tilt-wall, formwork, safety gear, equipment rental; light rebar fabrication	• Concrete Contractors and Installers

Key Statistics

$809M
Net Sales*
*~12% YoY Growth**

19.1%
Adjusted EBITDA Margin*
*~19% YoY EBITDA Growth**

Leading Positions

#1 Geogrid Solutions

#1 Corrosion-Resistant Rebar Products

#3 Construction Products Distribution

All figures are as of TTM Q3 FY26 unless otherwise stated.

CMC

Note: non-exhaustive list of businesses within Emerging Business Group.
For footnoted information, refer to Appendix.

2026 INVESTOR DAY 67

Track Record of Delivering Consistent Growth and Performance Made Intentional Moves to Build a Emerging Business Group Emerging Business Group Revenue* ($M) Adjusted EBITDA* ($M) and Complete Set of Solutions in Market Adjusted EBITDA Margin* (%) ® • ChromX and GalvaBar acquisitions ~6% ~9% ® • Tensar acquisition CAGR CAGR $160 40.0% • Anchoring systems acquisition $155 $809 $155 35.0% • Launch of Bridge Systems $150 $145 30.0% $747 $140 $138 Disciplined Investment Criteria 25.0% $135 $717 $130 Value-Added Products $130 20.0% $125 Connects to Core Early-Stage 19.1% 18.4% 18.1% 15.0% $120 Construction Strategy $115 10.0% Scalable Platform FY24 FY25 TTM Q3 FY26 FY24 FY25 TTM Q3 FY26 Value Accretive 2 0 2 6 I N V E S T O R D A Y 68

Favorably Positioned to Outgrow Attractive End Markets

Serviceable Addressable Market

Early-Stage Construction

~$150B

Emerging Businesses

Tensar® and Geopier: **~$15B**

Performance Reinforcing Steel: **~$6B**

Construction Services: **~$4B**

~$25B

Key Focus Applications

Energy Infrastructure

Solutions are used in construction of power plants and transmission lines that will provide electricity



Transportation

Solutions are used in construction of highways, highway structures, and bridges



+9%
Power Infrastructure Construction Starts CAGR from 2025 to 2030[1]

+4%
Roads, Bridges, and Terminals CAGR from 2025 to 2030[1]

Growth Driven by Increased Market Penetration and Share Capture from Legacy Construction Methods

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 69

Go-Forward Priorities: Three Clear Focus Areas to Drive Growth and Margin Expansion 1 2 3 Capturing Full Harvesting Benefits Reshaping the Potential of of Growth Capital Portfolio Our Business Deployed Value Creation Levers Drive Durably Higher Margins and Growth with Lower Capital Intensity 2 0 2 6 I N V E S T O R D A Y 70

Leveraging Tensar's® Demand Generation Capabilities to Enable Commercial Excellence Across the EBG Portfolio and Beyond

Capture Full Potential


Email Nurture
Inside Sales
Call Campaign
NURTURING
Report
Automate
Measure
Strategy
Content
Markets
Project Gathering
DEMAND CREATION
Road Shows
Education
Associations
Qualify
Engage
Propose
DEMAND CAPTURE
Lost
Negotiate
Win

Tensar's® Industry-Leading Commercial Model Creates a Strong Engine for Growth

8%

Tensar® Revenue CAGR
(FY24 – TTM Q3 FY26)

Leveraging Replicable and Scalable Commercial Engine Enterprise-wide to Fuel Growth Opportunity

- Driving Awareness for All Products Across Portfolio
- Sharing Leads
- Investing in Systems and Infrastructure to Enable Scalable Growth

Beyond EBG, Tensar's® Commercial Engine Drives Incremental Sales

CMC
2026 INVESTOR DAY 71

Executing on TAG Program to Drive Improved Margins and Growth

Capture
Full Potential

Identified Initiatives

Commercial Excellence in Action

- **Geogrid:** 27% more leads with related volumes up 34% YoY
- **Construction Services:** 12% increase in EBITDA driven by cross-selling and lead sharing

Commercial Excellence

- Scaling up Commercial Engine
  - Demand generation
  - Lead sharing/cross-selling
  - Unified CRM platform
- Value-based pricing
- Key account management

Operational Excellence

- Leveraging CMC's operational competencies
  - Safety
  - Manufacturing excellence
  - Process engineering / Lean
  - Reliability and quality

Operational Excellence in Action

- **Geogrid:** $10M manufacturing improvement by increasing yield and lowering conversion costs
- **Tensar®:** 15% reduction in turnover

Driving

>$35M

Gross Value Capture[1]

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 72

Capitalizing on Strategic Capacity Expansions to Meet Market Demand

Harvest Benefits


Tensar®

~20M

Additional square yards of capacity

Extending Capabilities and Increasing Production Capacity

- Adding production line in Blackwell, Oklahoma – commissioning in progress


Performance Reinforcing Steel

~40K

Tons of additional capacity

Continuing Market Penetration

- Expanding capacity with 2nd GalvaBar® facility – commissioning Fall 2026

Building Platform to Support Sustained Growth in End Markets with Low Capital Intensity, High-Return Businesses

CMC 2026 INVESTOR DAY 73

Making Investments in EBG Portfolio to Extend Market Leadership

Reshape Portfolio

Key Priorities to Scale Platform and Enhance Competitive Positioning

SCALE

and build density in leading positions in Tensar®, PRS, and Construction Services

ADD

adjacent Early-Stage Construction solutions

Focus Markets for Expansion



Ground Improvement Adjacencies



Distribution and Services

Focused on Organic Execution in the Near-Term While Executing Disciplined, Bolt-On M&A to Continue Building Out Capabilities in Longer-Term

PRS = Performance Reinforcing Steel.

2026 INVESTOR DAY 74

Addressing Critical Customer Challenges in Early-Stage Construction with Strong Solutions that Give CMC a Clear Right to Win

Customer Challenges

Labor Constraints and Rising Input Costs	Project Delays Creating Scheduling Risks	Growing Need for Reliable, Engineered Solutions	Shift Toward Off-Site Manufacturing
Prefabricated solutions reduce on-site labor requirements	Proven ability to deliver on time with consistent execution	Proprietary solutions and processes for critical applications	Modular solutions prefabricated off-site

HOW OUR SOLUTIONS SOLVE CUSTOMER CHALLENGES

SPOTLIGHT


Precast

30%
Less Onsite Labor

30 Day
Reduction in Construction Schedule


Tensar®

Use Up to
65% & 33%
Less Aggregate and Asphalt, Respectively

3x – 6x
Increase in Design Life

CMC
2026 INVESTOR DAY 75

Case Study: Integral Partner for Construction of $28B LNG Export Facility

Background

- Company is constructing and commissioning a liquefied natural gas (LNG) liquefication and export facility in Gulf Coast
- Compressed ~24-month timeline requiring simultaneous, multi-contractor execution
- Massive site scale driving coordination complexity with ~1,150-acre site under active construction

Providing a Multitude of Early-Stage Construction Solutions

- Tensar® geogrid ground stabilization
- Rebar and CryoSteel® fabrication
- Engineering and digital integration
  - Tensar®+ design tools supporting engineered recommendations
  - 3D rebar modeling enabling clash detection and coordination
- Providing execution support through ongoing onsite testing, troubleshooting, and technical collaboration

Outcomes

- *Enabling accelerated construction schedule*
- *Reducing coordination risk and rework*
- *Supporting large-scale site readiness*



2026 INVESTOR DAY 76

Key Takeaways

1

Leveraging **portfolio of high margin, growth, and cash flow generation** businesses to build scalable market leadership solving **critical Early-Stage Construction challenges**

2

Providing **mission-essential products and services** that reduce project cost, complexity, and timelines

3

Capitalizing on business optimization, market growth, and market penetration to drive **margin improvement and growth**

4

Executing a **disciplined growth strategy** combining **organic initiatives** with **targeted portfolio enhancement and expansion**



2026 INVESTOR DAY 77

Driving Superior Financial Performance: Financial Overview and Outlook Paul Lawrence | SVP AND CHIEF FINANCIAL OFFICER 2 0 2 6 I N V E S T O R D A Y

Key Messages

1 **Driving durable margin improvement** through TAG operational and commercial excellence initiatives

2 Unlocking significant value from **capital already deployed** and **levers within our control**

3 **Delivering structurally higher FCF at a materially higher conversion rate** supported by the completion of our final steel mill in West Virginia

4 Executing a **disciplined capital allocation strategy** focusing on measured growth, return of capital to shareholders, and maintaining a strong balance sheet

5 **Introducing FY29 financial targets**, reflecting our ability to grow, increase margins, generate significant cash flow, and create exceptional shareholder value


CMC

2026 INVESTOR DAY 79

Transformational Journey is Reflecting CMC’s Earnings Power Core EBITDA* ($M) Transformative Actions Improving Financial Performance $1,400 $1,259 $1,200✓ Refreshed the strategy to focus on improved performance and growth ~$900 – $1,000 $1,000 ✓ Restructured leadership organization to $800 enable transformation ✓ Launched TAG initiative to improve margins $600 and returns $400 ✓ Extended SAM with broader Early-Stage $200 Construction strategy and transformational precast acquisitions $- ✓ Engaged to impact trade policy aggressively 2019 - 2025 Assumed TTC TTM Q3 FY26 (Post Section 232) Demonstrated Earnings Growth through Deliberate Portfolio Actions and a Focused Long-Term Strategy For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 80 TTC = Through-the-Cycle. SAM = Serviceable Addressable Market.

Business Segment Growth Enablers Harvest Invest for Optimize and Grow Growth Europe Steel Group North America Steel Group Construction Solutions Group ✓ Low-cost, best-in-class ✓ Market leadership positions✓ Leadership position in key operations high-growth markets ✓ Modern network of low-cost ✓ Step change in returns from facilities serving all major ✓ Value-added products solving favorable trade actions on U.S. markets Early-Stage Construction needs the horizon ✓ Connected recycling, mills, and rebar fabrication businesses Strong Foundations to Support Continued Growth 2 0 2 6 I N V E S T O R D A Y 81

A Clear Framework for Profitability and Growth Driving Significant Value Creation

Profitability Enablers	+	Growth Enablers	+	Financial Differentiators	=	Superior Performance
• Leading market positions • Improved market structure • Durable margin uplift driven by TAG program initiatives		• Secular tailwinds in our product markets • Incremental earnings from TAG • Benefits from recent organic investments • Strategic acquisitions into Precast • Broader Early-Stage Construction solutions opportunities		• Resilient margin profile • Strong and flexible balance sheet • Significant cash flow generator		• Higher EBITDA margins • Structurally enhanced Free Cash Flow and conversion • Value creating ROIC • Enhanced shareholder value

CMC
2026 INVESTOR DAY 82

TAG Driving Structural Margin Reset

Leveraging Our Scale to Drive Margin Expansion

- ✓ **Operational excellence** delivering productivity and cost improvements
- ✓ **Commercial excellence** attaining full value for our products and services
- ✓ **SG&A and overhead efficiency** driven by operating scale and automation

$350M+	$200M+	>200bps
Gross Annual EBITDA Benefits by End of FY27[1]	Margin Benefit Net of Inflation by End of FY27[1]	Margin Enhancement[1]

Committed to At Least Offsetting Inflation Going Forward


STORM

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 83

Construction Solutions Investments Enhance CMC’s Financial Profile Profitability Profiles FCF Conversion Profiles 40.0% 100% 90% 34.0% 35.0% 90% 84% 80% 30.0% 70% 25.0% 59% 60% 19.1% 20.0% 50% 14.2% 40% 15.0% 30% 10.0% 20% 5.0% 10% 0.0% 0% 3 4 CMC Core CSG Adj. Precast Adj. CMC* CSG* Precast* 2 1 EBITDA EBITDA Margin* EBITDA Margin* (Normalized & (Illustrative) 2 excluding precast) Margin* (Excluding precast) (Illustrative) For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 84 Note: Figures are TTM Q3 FY26 excluding Precast (Illustrative). FCF = Free Cash Flow

Committed to High-Quality Balance Sheet and Effective Liquidity Management

Net Leverage Adjusted for Acquisitions (Illustrative)*[1]



Acquisitions of
CP&P
FOLEY
2.5x
2.3x
2.1
<2.0
Target
Range
Post Precast Closing
2Q26
3Q26

Well-Positioned to Support Strategy

- Total available liquidity of $1.7B[2]
- Manageable debt profile with no maturities due until 2030
- 5% average cost of debt
- Commitment to quickly de-lever post acquisitions

Expect to be Within Net Leverage Target Range by End of Year

CMC

For footnoted information, refer to Appendix.

2026 INVESTOR DAY 85

FY29 Core EBITDA Bridge[1]



10-13%
CAGR
CMC Controllables
$1,259
$1,650 – $1,800
Annualized estimated precast earnings not represented in TTM
Includes Steel WV, MBQ Expansion, Geogrid Expansion, Galvabar® Expansion, other inflight projects, and precast synergies
Incremental gross TAG benefits net of inflation
Market growth and policy impacts
TTM Q3 FY26*
Precast
Organic Growth
TAG
Market Impact
FY29E

For footnoted information, refer to Appendix.

Assumptions

- Midcycle macro economic environment
- Reflects only organic growth projects currently in progress
- Durable margin uplift from incremental TAG benefits
- Low end of range reflects 25% tariff rate
- No additional inorganic growth included

2026 INVESTOR DAY 86

Flexible Capex Model and Reduced Commitments Supports Step Change in Free Cash Flow Generation Driving EBITDA Exiting Recent Unlocking Step-Change in Growth Peak Capital Free Cash Flow Generation 1 Core EBITDA* ($M) Free Cash Flow* ($M) & Investment Cycle 2 Free Cash Flow Conversion* (%) Capex ($M) $1,600 900% $1,375 – $1,525 800% $1,400 $1,650 - $1,800 700% $513 $1,200 600% $1,000 500% $746 $800 ~$275 400% $600 $1,259 80% – 300% $400 200% 85% 59% $200 100% $0 0% TTM Q3 FY26 FY29E TTM Q3 FY26 FY29E TTM Q3 FY26 FY29E Capital Cycle Ending, Free Cash Flow Inflecting; Expect Meaningful Decline in Capex Upon Step Change Supports Strategic Flexibility Completion of Steel WV Micro Mill by Year End 2026 and Shareholder Returns For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 87

Construction Solutions Group: A Key Driver of CMC’s Transformation Construction Solutions Group Adjusted EBITDA* ($M) % of Core EBITDA 600 ~$500 500 400 $247 40%+ 300 200 100 aspirational 0 including TTM Q3 FY26 FY29E inorganic growth Adjusted EBITDA Margin* (%) 35.0% ~29% 30.0% 22% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% 28% TTM Q3 FY26 FY29E 1 Free Cash Flow Conversion* 90% 85% 85% 80% 71% 75% TTM Q3 FY26 2029 70% 65% adj. for acquisitions 60% 2 (Illustrative)* TTM Q3 FY26 FY29E For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 88

Prudent Long-Term Capital Allocation Philosophy Driving Value Creation

Historical Uses of Cash
(FY23 – FY25)


31%
37%
32%
Growth (*Growth Capex and M&A*)
Maintenance Capex
Shareholder Returns

Go-Forward Priorities

Value-Generating Growth

- **Capex:** focus on high return, low capital intensity projects
- **M&A:** add businesses that strengthen existing portfolio and enhance commercial offering

Shareholder Distributions

- **Dividends:** drive regular cadence of dividend increases
- **Share repurchases:** support competitive level of shareholder returns from enhanced cash flows

Debt Management

- Maintain strong balance sheet to support strategic execution with **net leverage target of <2.0x**

Note: Percentages may not sum to 100% due to rounding.

2026 INVESTOR DAY 89

Clear and Strategic M&A Framework FINANCIAL FILTERS • Predictable, stable growth STRATEGIC CRITERIA (>1.5x GDP) • Higher, more stable margin profile • Run-rate synergies within 2-3 years of closing Complements Our Expands U.S. Footprint, Creates Meaningful • EBITDA margin >20% Early-Stage Construction with a Focus on High- Opportunities for Both Strategy with Population-Growth Revenue and Cost • ROIC > WACC by year 3 Capabilities that Deepen Markets Synergies Customer Connectivity • Deleveraging to 2x Net Leverage target within 18 – 24 months Disciplined Approach Focused on Strategic Targets at the Right Value While Preserving Our Fortress Balance Sheet 2 0 2 6 I N V E S T O R D A Y 90

Announcing Incremental Share Repurchase Authorization $600M Incremental Share Repurchase Authorization Remaining ~$117M on Existing Authorization 2 0 2 6 I N V E S T O R D A Y 91

1 Looking Ahead: FY29 Financial Targets $1,650M – $1,800M $1,375M – $1,525M 5 2,5 Core EBITDA Free Cash Flow 15% – 16% 80% – 85% 5 3,5 Core EBITDA Margin Free Cash Flow Conversion 40%+ 13.0% – 14.5% CSG % of Core EBITDA 4,5 ROIC 5 Aspirational Including Inorganic Growth For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 92 CSG = Construction Solutions Group.

Confident in Long-Term Value Creation Opportunity Given Earnings Growth and Margin Profile NTM EV / EBITDA Core EBITDA CAGR* Core EBITDA Margin* (FY15 – FY25) (Trailing Twelve Months) VS. PEERS 13.5% 15.2% 14.7% 11.9% ~11x – 13x ~8x – 10x 4 4 CMC (Acq. Adj.) Steel Peers CMC (Acq. Adj.) Steel Peers ~7x Adjusted EBITDA CAGR* Adjusted EBITDA Margin* (FY15 – FY25) (Trailing Twelve Months) 25.5% 25.6% 78.4% 5.7% 1 2 CMC Steel Peers Construction CMC CSG Construction Materials CMC CSG Construction Materials Materials 4 4 (Acq. Adj.) Peers (Acq. Adj.) Peers 3 Peers For footnoted information, refer to Appendix. 2 0 2 6 I N V E S T O R D A Y 93 Steel Peers: NUE, STLD. Construction Materials Peers: CRH, AMRZ, WMS, EXP, ACA, MWA.

Key Takeaways

1

Driving durable margin improvement through TAG operational and commercial excellence initiatives

2

Unlocking significant value from **capital already deployed** and **levers within our control**

3

Delivering structurally higher FCF at a materially higher conversion rate supported by the completion of our final steel mill in West Virginia

4

Executing a **disciplined capital allocation strategy** focusing on measured growth, return of capital to shareholders, and maintaining a strong balance sheet

5

Introducing FY29 financial targets, reflecting our ability to grow, increase margins, generate significant cash flow, and create exceptional shareholder value



CMC 2026 INVESTOR DAY 94

Bringing it Together Peter Matt | PRESIDENT AND CHIEF EXECUTIVE OFFICER 2 0 2 6 I N V E S T O R D A Y

What You Have Heard from Each Speaker Today



Ty Garrison

TAG

Leveraging TAG as CMC's enterprise execution engine to translate operational excellence, capital discipline, and commercial execution into durable value creation



Brian Halloran

North America Steel Group (NASG)

Focusing on best-in-class cost, commercial execution and growth from capital already invested to drive higher margins, cash flow and returns



Keith Haas

Precast

Strengthening our leadership in Early-Stage Construction through a differentiated precast platform that brings strong and stable profitability, attractive margins, compelling cash flow characteristics, and creates an exciting growth runway



Mike Doucet

Emerging Businesses Group (EBG)

Scaling adjacent growth platforms that expand CMC's capabilities and create long-term value working with CMC's other businesses



Paul Lawrence

Finance

Driving sustainably higher margins, returns and free cash flow through disciplined execution to support a deliberate strategy balancing growth and capital returns

CMC

2026 INVESTOR DAY 96

Invest with Us 1 FY29 Financial Targets In Early-Stage Construction with leading, difficult-to- Industry Leader replicate positions in attractive markets $1,650M – $1,800M 15% – 16% 5 5 Core EBITDA Core EBITDA Margin Undergoing Focused on improving margins / returns and opening exciting, new growth lanes Transformation 80% – 85% $1,375M – $1,525M Supporting step change in profitability through Driving Durable 2,5 Free Cash Flow ongoing focus on commercial and operational Free Cash Flow Margin Expansion 3,5 Conversion excellence Through multi-year demand trends, TAG, organic Growth growth, and portfolio extensions 13.0% – 14.5% 40%+ 4,5 CSG % of ROIC Core EBITDA Delivering Strong Enabled by enhanced earnings and cash flow Aspirational Including generation with disciplined capital deployment Shareholder Returns 5 Inorganic Growth For footnoted information, refer to Appendix. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 97

Q&A Session 2 0 2 6 I N V E S T O R D A Y

Appendix 2 0 2 6 I N V E S T O R D A Y

End Notes All *Represents a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see appendix. Slide 7 1. As of 7/31/2026. 2. Calculated as TTM Q3 FY26 segment adjusted EBITDA divided by consolidated core EBITDA with adjustments to CSG adjusted EBITDA and consolidated core EBITDA to (a) eliminate actual Precast business adjusted EBITDA since the respective acquisitions through May 31, 2026 and (b) add $245 million of expected annualized EBITDA contribution from the Precast business. These adjustments are referred to as the Precast Adjustments. Annualized EBITDA contribution from the Precast business was estimated at the time of the acquisitions based on financial results for Foley for the 12 months 9/30/25 and forecasted CY 2025 results for CP&P. Slide 10 1. Combined for North America Steel Group and Construction Solutions Group segments. 2. Based on analysis from the Brookings Institute and Realtor.com. Slide 12 1. Benefit estimates are based on the value of changes to key margin, cost, or efficiency drivers achieved through the TAG program as compared to a baseline fiscal 2024 starting point. Slide 14 1. Defined as core EBITDA less CapEx. 2. We have not reconciled the forward-looking estimates of free cash flow to the comparable GAAP measure because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of free cash flow to the comparable GAAP measure is not available at this time without unreasonable effort. Slide 17 1. As of 2026, based on management estimates. Slide 18 1. Assumes midcycle economic conditions. Lower end of ranges reflects a 25% tariff environment with upside considering the current environment. 2. Defined as core EBITDA less CapEx. 3. Defined as core EBITDA less CapEx over core EBITDA. 4. ROIC is calculated as NOPAT, excluding amortization and including adjustments for tax benefits, divided by invested capital. 5. We have not reconciled the forward-looking estimates of core EBITDA, core EBITDA margin, ROIC, and free cash flow to the comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of these non-GAAP measures are not available at this time without unreasonable effort. 2 0 2 6 I N V E S T O R D A Y 100

End Notes Slide 19 1. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiple for CMC from July 1, 2025 through July 21, 2026. 2. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiples for selected Steel Peers from July 1, 2025 through July 21, 2026. 3. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiples for selected Construction Materials Peers from July 1, 2025 through July 21, 2026. 4. Calculated as Construction Solutions Group adjusted EBITDA divided by consolidated core EBITDA. For the current adj. for acquisitions (illustrative) figure, both the numerator and denominator reflect Precast Adjustments. Annualized EBITDA contribution from the Precast business was estimated at the time of the acquisitions based on financial results for Foley for the 12 months 9/30/25 and forecasted CY 2025 results for CP&P. Slide 25 1. Benefit estimates based on TAG program improvements versus FY2024 baseline. Slide 28 1. Compared to a baseline fiscal 2024 starting point. Slide 32 1. Management estimates versus initial estimates. Slide 36 1. Corrosion-resistant rebar products are provided by EBG segment. Slide 38 1. Source: ITC and Department of Commerce. Slide 40 1. Benefit estimates based on FY2024 baseline. Slide 41 1. Benefit estimates based on FY2024 baseline. Slide 42 1. Management estimates. Slide 54 1. Sources: Ducker Carlisle Analysis, NOAA, FERC, and AWWA. Slide 56 1. Based on financial results for Foley for the 12 months ended 9/30/2025 and forecasted CY 2025 financial results for CP&P. 2. Based on facility count. Slide 57 1. Source: Fastmarket. 2. Defined as consolidated core EBITDA less Precast Adjustments over Net Sales less Precast Adjustments. 3. Defined as core EBITDA less CapEx less Precast Adjustments over core EBITDA less Precast Adjustments. 4. Estimated based on financial results for Foley for the 12 months ended 9/30/2025 and forecasted CY 2025 financial results for CP&P 2 0 2 6 I N V E S T O R D A Y 101

End Notes Slide 58 1. Source: Ducker Carlisle Analysis. Slide 64 1. We have not reconciled the forward-looking estimates of incremental EBITDA generation to the comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of incremental EBITDA generation to net earnings are not available at this time without unreasonable effort. Slide 65 1. Source: Third party research based on National Precast Concrete Association data. Slide 69 1. Source: ConstructConnect forecast report. Slide 72 1. Benefit estimates based on FY2024 baseline. Slide 83 1. Benefit estimates are based on TAG program improvements versus FY2024 baseline. Slide 84 1. Defined as adjusted EBITDA less Precast Adjustments over net sales less Precast Adjustments. 2. Estimated based on financial results for Foley for the 12 months ended 9/30/2025 and forecasted CY 2025 financial results for CP&P. 3. Defined as consolidated core EBITDA less CapEx over consolidated core EBITDA. 4. Defined as adjusted EBITDA less CapEx less Precast Adjustments over adjusted EBITDA less Precast Adjustments. The CapEx figure used in this calculation excludes one-time CapEx investments in the new Galvabar facility and in the Blackwell facility. Slide 85 1. Net leverage adjusted for acquisitions (illustrative) represents net debt divided by trailing 12-month adjusted EBITDA. With respect to figures presented for Post Precast Closing, 2Q26 and 3Q26, trailing 12-month adjusted EBITDA has been further adjusted to reflect (a) Precast Adjustments and (b) eliminate the impact of $13.4 million,$20.6 million and $2.5 million of acquisition, integration and financing related costs incurred in 1Q26, 2Q26 and 3Q26, respectively. Net debt is a non-GAAP measure and is calculated as total long term debt plus the current portion of long-term debt, less outstanding proceeds under the Poland accounts receivable facility, cash and cash equivalents. 2. As of 5/31/26, no balances outstanding under revolving credit facility; $33M under Poland AR facility. Slide 86 1. We have not reconciled the forward-looking estimates of core EBITDA to the comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of core EBITDA to net earnings are not available at this time without unreasonable effort. Slide 87 1. Defined as core EBITDA less CapEx. 2. Defined as core EBITDA less CapEx over core EBITDA. 2 0 2 6 I N V E S T O R D A Y 102

End Notes Slide 88 1. Defined as adjusted EBITDA less CapEx over adjusted EBITDA. 2. Calculated as CSG adjusted EBITDA divided by consolidated core EBITDA. For the “TTM Q3 FY26 adj. for acquisitions (illustrative) figure, both the numerator and denominator reflect Precast Adjustments. Annualized EBITDA contribution from the Precast business was estimated at the time of the acquisitions based on financial results for Foley for the 12 months 9/30/25 and forecasted CY 2025 results for CP&P. Slide 92 1. Assumes midcycle economic conditions. Lower end of ranges reflects a 25% tariff environment with upside considering the current environment. 2. Defined as core EBITDA less CapEx. 3. Defined as core EBITDA less CapEx Over core EBITDA. 4. ROIC is calculated as NOPAT, excluding amortization and including adjustments for tax benefits, divided by invested capital. 5. We have not reconciled the forward-looking estimates of core EBITDA, core EBITDA margin, ROIC, and free cash flow to the comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of these non-GAAP measures are not available at this time without unreasonable effort. Slide 93 1. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiple for CMC from July 1, 2025 through July 21, 2026. 2. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiples for selected Steel Peers from July 1, 2025 through July 21, 2026. 3. Source: Capital IQ. Generalized NTM EV/EBITDA trading multiples for selected Construction Materials Peers from July 1, 2025 through July 21, 2026. 4. Acquisition adjustment includes eliminating, where applicable, actual Precast business net sales and adjusted EBITDA since the respective acquisitions through May 31, 2026 and adding $730 million of net sales and $245 million of expected annualized EBITDA contribution from the Precast business. Slide 97 1. Assumes midcycle economic conditions. Lower end of ranges reflects a 25% tariff environment with upside considering the current environment. 2. Defined as core EBITDA less CapEx. 3. Defined as core EBITDA less CapEx Over core EBITDA. 4. ROIC is calculated as NOPAT, excluding amortization and including adjustments for tax benefits, divided by invested capital. 5. We have not reconciled the forward-looking estimates of core EBITDA, core EBITDA margin, ROIC, and free cash flow to the comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding future economic conditions. Accordingly, reconciliations of the forward-looking estimates of these non-GAAP measures are not available at this time without unreasonable effort. 2 0 2 6 I N V E S T O R D A Y 103

Non-GAAP Reconciliations

Figures in thousand $	3 MONTHS ENDED 5/31/2026	2/28/2026	11/30/2025	8/31/2025	TTM
Net earnings	$173,015	$93,032	$177,282	$151,781	$595,110
Interest expense	40,205	40,928	24,848	12,145	118,126
Income tax expense	15,824	16,708	5,653	41,452	79,637
Depreciation and amortization	107,422	102,567	72,722	72,480	355,191
Amortization of acquired unfavorable contract backlog	–	–	–	–	–
Asset impairments	–	–	–	3,436	3,436
Unrealized (gain) loss on undesignated commodity hedges	(557)	(1,979)	8,063	(2,866)	2,661
Amortization of acquired unfavorable contract backlog	–	–	–	–	–
Adjusted EBITDA	$335,909	$251,256	$288,568	$278,428	$1,154,161
Non-cash stock-based compensation	11,384	14,806	11,236	9,237	46,663
Litigation expense	3,778	4,067	3,735	3,776	15,356
Acquisition and integration related costs	2,525	20,605	13,379	–	36,509
Purchase accounting effect on inventory	–	6,739	–	–	6,739
Core EBITDA	$353,596	$297,473	$316,918	$291,441	$1,259,428
Net sales	2,483,245	2,132,018	2,120,307	2,114,518	8,850,088
Core EBITDA margin	14.2%	14.0%	14.9%	13.8%	14.2%
Adjusted EBITDA margin	13.5%	11.8%	13.6%	13.2%	13.0%
Precast net sales	175,700	144,587	–	–	320,287
Precast core EBITDA	52,914	33,562	–	–	86,476
Precast annualized revenue	–	–	–	–	730,000
Adjusted net sales	–	–	–	–	$9,259,801
Precast core EBITDA adjusted for purchase accounting effect on inventory	52,914	40,301	–	–	93,215
Annualized midpoint – Precast	–	–	–	–	245,000
Adjusted core EBITDA	–	–	–	–	$1,411,213
Adjusted EBITDA margin (CMC) acquisition adjustments	–	–	–	–	15.2%

2026 INVESTOR DAY 104

Non-GAAP Reconciliations % of Core EBITDA Figures in thousand $ TTM Precast as Annualized Adjustments for Adjusted for Percentage of Core EBITDA by segment 5/31/2026 Reported Midpoint - Precast Acquisition Acquisition North America Steel Group adjusted EBITDA $1,056,483 – – – 75% Construction Solutions Group adjusted EBITDA 241,042 (93,215) 245,000 392,827 28% Europe Steel Group adjusted EBITDA 83,264 – – – 6% Corporate and other adjusted EBITDA (226,628)– – – -9% Total adjusted EBITDA $1,154,161 ($93,215) $245,000 $392,827 – Other adjustments 105,267 – – – – Core EBITDA $1,259,428 ($93,215) $245,000 $1,411,213 – 2 0 2 6 I N V E S T O R D A Y 105

Non-GAAP Reconciliations 3 MONTHS ENDED Figures in thousand $ 5/31/2026 2/28/2026 11/30/2025 8/31/2025 TTM Net earnings $173,015 $93,032 $177,282 $151,781 $595,110 Interest expense 40,205 40,928 24,848 12,145 118,126 Income tax expense 15,824 16,708 5,653 41,452 79,637 Depreciation and amortization 107,422 102,567 72,722 72,480 355,191 Asset impairments– – – 3,436 3,436 Unrealized (gain) loss on undesignated commodity hedges (557) (1,979) 8,063 (2,866) 2,661 Adjusted EBITDA $335,909 $251,256 $288,568 $278,428 $1,154,161 Non-cash stock-based compensation 11,384 14,806 11,236 9,237 46,663 Litigation expense 3,778 4,067 3,735 3,776 15,356 Acquisition and integration related costs 2,525 20,605 13,379 – 36,509 Purchase accounting effect on inventory– 6,739 – – 6,739 Core EBITDA $353,596 $297,473 $316,918 $291,441 $1,259,428 Capital expenditures (156,141) (122,695) (125,437) (108,917) (513,190) Free cash flow $197,455 $174,778 $191,481 $182,524 $746,238 2 0 2 6 I N V E S T O R D A Y 106

Non-GAAP Reconciliations Precast as Reported Adjusted for Purchase CMC Excluding TTM Accounting Effect Precast TTM Precast Illustrative Figures in thousand $ 5/31/2026 on Inventory 5/31/2026 TTM 9/30/2025 Revenue $8,850,088 $320,287 $8,529,801 $730,000 Core EBITDA 1,259,428 93,215 1,166,213 245,000 EBITDA margin 14.2%– 13.7% 34% Capital expenditures (513,190)– (491,842) (25,000) Free cash flow 746,238 – 674,371 220,000 Free cash flow conversion 59%– 58% 90% 2 0 2 6 I N V E S T O R D A Y 107

Non-GAAP Reconciliations 3 MONTHS ENDED Figures in thousand $ 5/31/2026 2/28/2026 11/30/2025 8/31/2025 TTM Emerging Businesses Group Net sales $218,874 $169,838 $198,277 $221,753 $808,742 Adjusted EBITDA 44,497 19,858 39,581 50,630 154,566 Adjusted EBITDA margin 20.3% 11.7% 20.0% 22.8% 19.1% 3 MONTHS ENDED Figures in thousand $ 5/31/2025 2/28/2025 11/30/2024 8/31/2024 TTM YoY Change Emerging Businesses Group Net sales $197,454 $158,864 $169,415 $195,571 $721,304 12.1% Adjusted EBITDA 40,912 23,519 22,660 42,519 129,610 19.3% Adjusted EBITDA margin 20.7% 14.8% 13.4% 21.7% 18.0%– Year Ended August 31, Figures in thousand $ 2025 2024 Emerging Businesses Group Net sales $747,486 $717,397 Adjusted EBITDA 137,721 129,530 Adjusted EBITDA margin 18.4% 18.1% 2 0 2 6 I N V E S T O R D A Y 108

Non-GAAP Reconciliations

Figures in thousand $	Year Ended August 31, 2025	2024	2023	2022	2021	2020	2019	TTC
Net earnings	$84,662	$485,491	$859,760	$1,217,262	$412,865	$278,302	$198,779	–
Interest expense	45,498	47,893	40,127	50,709	51,904	61,837	71,373	–
Income tax expense	22,883	150,180	262,207	297,885	121,153	92,476	69,681	–
Depreciation and amortization	285,877	280,367	218,830	175,024	167,613	165,749	158,653	–
Asset impairments	4,607	6,708	3,780	4,926	6,784	7,611	384	–
Unrealized (gain) loss on undesignated commodity hedges	(2,804)	(1,962)	3,122	(3,798)	(3,350)	4,962	409	–
Amortization of acquired unfavorable contract backlog	–	–	–	–	(6,035)	(29,367)	(74,784)	–
Adjusted EBITDA	$440,723	$968,677	$1,387,826	$1,742,008	$750,934	$581,570	$424,495	–
Non-cash stock-based compensation	37,053	45,066	60,529	46,978	43,677	31,850	25,106	–
Settlement of New Markets Tax Credit transactions	(2,786)	(6,748)	(17,659)	–	–	–	–	–
Litigation expense	362,272	–	–	–	–	–	–	–
Acquisition and integration related costs	–	–	–	8,651	–	–	41,958	–
Gain on sale of assets	–	–	–	(273,315)	(10,334)	–	–	–
Loss on debt extinguishment	–	–	–	16,052	16,841	1,778	–	–
Purchase accounting effect on inventory	–	–	–	8,675	–	11,105	10,315	–
Labor cost government refund	–	–	–	–	(1,348)	(2,985)	–	–
Facility closure	–	–	–	–	10,908	–	–	–
Acquisition settlement	–	–	–	–	–	32,123	–	–
Core EBITDA	$837,262	$1,006,995	$1,430,696	$1,549,049	$810,678	$655,441	$501,874	$970,285

CMC
2026 INVESTOR DAY 109

Non-GAAP Reconciliations 3 MONTHS ENDED Figures in thousand $ 5/31/2026 2/28/2026 11/30/2025 8/31/2025 TTM Construction Solutions Group Net sales $394,574 $314,425 $198,277 $221,753 $1,129,029 Adjusted EBITDA* 97,411 60,159 39,581 50,630 247,781 Adjusted EBITDA margin 24.7% 17.0% 20.0% 22.8% 21.9% Precast revenue 175,700 144,587 – – 320,287 CSG revenue excluding precast 218,874 169,838 198,277 221,753 808,742 Precast adjusted EBITDA* 52,914 40,301 – – 93,215 CSG adjusted EBITDA excluding precast 44,497 19,858 39,581 50,630 154,566 CSG adjusted EBITDA margin excluding precast 20% 12% 20% 23% 19.1% Free cash flow, excluding Precast, Galvabar, Blackwell– – – – 130,079 CSG (normalized & excluding Precast)– – – – 84% CSG capital expenditures– – – – 71,720 CSG free cash flow– – – – 176,061 CSG free cash flow conversion– – – – 71% *TTM figure is exclusive of $6.7 million purchase accounting effect on inventory 2 0 2 6 I N V E S T O R D A Y 110

Non-GAAP Reconciliations Figures in thousand $ 5/31/2026 2/28/2026 Post Precast Close TTM CMC EBITDA (excluding PSG impact) $1,169,517 $1,021,095 $896,865 86,476 33,562 N/A Precast EBITDA contribution in above figure TTM Non Precast CMC EBITDA (excluding PSG impact) $1,083,041 $987,533 $896,865 245,000 245,000 245,000 Midpoint Annual Precast EBITDA contribution Modified EBITDA $1,328,041 $1,232,533 $1,141,865 Debt 3,367,472 3,362,515 3,344,782 Cash 559,759 495,036 521,661 Net Debt $2,807,713 $2,867,480 $2,823,121 Net Leverage Adjusted for Acquisitions 2.1x 2.3x 2.5x 2 0 2 6 I N V E S T O R D A Y 111

Non-GAAP Reconciliations 10 year EBITDA Figures in thousand $ FY 2015 FY 2025 CAGR Core EBITDA $305,645 $837,262 – Annualized midpoint - Precast– 245,000 – Total core EBITDA adjusted for acquisitions $305,645 $1,082,262 13.5% 2 0 2 6 I N V E S T O R D A Y 112

Non-GAAP Reconciliations 5 year EBITDA Figures in thousand $ FY 2020 FY 2025 CAGR TTM Q3 FY 2026 Construction Solutions Group Net sales– – – $1,129,029 Precast revenue– – – 320,287 Precast annualized revenue– – – 730,000 Adjusted net sales– – – $1,538,742 Precast Adjusted EBITDA*– – – 93,215 CSG adjusted EBITDA– – – 241,042 Core EBITDA 21,192 137,721 – – Annualized midpoint – Precast– 245,000 – 245,000 Total core EBITDA adjusted for acquisitions $21,192 $382,721 78.4%– Adjusted core EBITDA– – – 392,827 Adjusted EBITDA margin (CMC CSG) acquisition adjustments– – – 25.5% *TTM figure is exclusive of $6.7 million purchase accounting effect on inventory 2 0 2 6 I N V E S T O R D A Y 113

Speaker Bios 2 0 2 6 I N V E S T O R D A Y

Peter Matt | PRESIDENT AND CHIEF EXECUTIVE OFFICER Peter Matt is President and Chief Executive Officer of CMC. He was appointed President in April 2023 and Chief Executive Officer in September 2023. Prior to his appointment as President, Peter has served as a member of CMC’s Board of Directors since June 2020. He continues to serve on the Board of CMC. Before joining CMC, Peter served as the Executive Vice President and Chief Financial Officer of Constellium SE, a leading global aluminum fabrication company. Prior to Constellium, he spent 30 years in investment banking with Credit Suisse in various leadership positions. Over the course of his career, Peter has amassed a wealth of industry experience from his time working with manufacturing companies in the metals and metals-related industries, and brings significant financial, strategic and executive managerial experience to CMC. He serves as a board member for the FX Matt Brewing Company, a family company founded in 1888. He is also active as a mentor with American Corporate Partners, an organization helping military veterans transition to the civilian workforce and serves on the board of the Metals Service Center Institute. Peter graduated from Amherst College where he earned a degree in English. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 115

Ty Garrison | SVP, OPERATIONAL AND COMMERCIAL EXCELLENCE Ty Garrison is Senior Vice President of Operational & Commercial Excellence for CMC. In this role Ty oversees Global operations support functions, including safety, engineering, environmental, and supply chain. He is also responsible for developing and leading the company’s Commercial Excellence strategy, with additional focus on planning and executing CMC’s integration, innovation and digital initiatives. He works closely with CMC’s North America Steel Group and the Emerging Businesses Group leadership. Prior to his current role, Ty served as CMC’s Senior Vice President of Operations where he was responsible for operations and commercial teams in the U.S. and Poland, along with supply chain, engineering and operational excellence. Ty joined CMC in 2000 and has served in many roles across both sales and operations, including Vice President of the West Region and Vice President of the East Region prior to his appointment as Senior Vice President of Strategy and Operations in 2021. Ty currently serves as the Chairman of the Steel Manufacturers Association. He is also a member of the Association for Iron and Steel Technology and has actively participated in the Concrete Reinforcing Steel Institute. Ty holds a B.A. from Texas Lutheran University in Education and Political Science. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 116

Brian Halloran | SVP, NORTH AMERICA STEEL GROUP

Brian Halloran is Senior Vice President of the North America Steel Group at CMC. Brian is responsible for the commercial, operational, and financial performance of CMC's North American steel mills, CMC Southern Post, rebar fabrication, recycling and post-tension businesses.

Brian joined CMC in 1998, and has worked in numerous commercial and operational roles, most recently as Vice President of CMC's Central Division. He is a member of the Recycled Materials Association (ReMa), and a former Chair of ReMa's Ferrous Division.

Brian holds a BSBA in Finance and International Business from Bowling Green State University and an MBA in Finance from Southern Methodist University.

CMC 2026 INVESTOR DAY 117

Keith Haas | SVP, PRECAST GROUP Keith Haas is Senior Vice President, Precast Group at CMC. In this role, Keith is responsible for the commercial, operational, and financial performance of CMC’s precast business, which operates across the southeastern, mid-Atlantic and western United States. Keith joined CMC in 2025 with CMC’s acquisition of Foley Products, a leader in the pipe and precast industry in the United States. Prior to joining CMC, he served as Foley Products’ Chief Executive Officer. Keith has served in several different independent director and executive leadership roles and has more than 30 years of experience in the building products industry, including with CRH plc, BlueLinx Corporation, and Northwest Hardwoods, Inc. In addition to his role at CMC, Keith is a director of the American Concrete Pipe Association and the Georgia Chapter of Breakthrough T1D. Keith holds a Bachelor of Science degree in Mechanical Engineering from the Georgia Institute of Technology and earned an MBA from Georgia State University. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 118

Mike Doucet | SVP, EMERGING BUSINESSES GROUP Mike Doucet is Senior Vice President, Emerging Businesses Group at CMC. In his current role, Mike is responsible for the commercial, operational and financial performance and growth strategy for several CMC businesses, including CMC Poland, ® Tensar , Geopier, Performance Reinforcing Steel, Impact Metals, Construction Services and CMC Anchoring Systems. In collaboration with CMC’s corporate strategy team, he also works to identify and look for synergies across CMC’s portfolio of offerings. Before his current role, Mike was Vice President, Commercial at CMC. He began his career in the sales department at CMC Steel Texas in 1996. He served in numerous roles from 2002 to 2013 including General Manager, Regional Sales Manager, and ® Director of Sales. In 2020, he rejoined CMC as GalvaBar Director of Operations as part ® of the company’s acquisition of the GalvaBar assets from AZZ. Mike most recently served as CMC’s Vice President of the Southeast Region, a position he was promoted to in December of 2020. He was appointed Vice President, Commercial in April 2022. Mike is active in various industry associations including Concrete Reinforcing Steel Institute and Associated Builders and Contractors. Mike holds a degree in Marketing from Texas Lutheran University and an MBA from University of Texas at San Antonio. 2 2 0 0 2 2 6 6 I I N N V V E E S S T T O O R R D D A A Y Y 119

Paul Lawrence | SVP AND CHIEF FINANCIAL OFFICER

Paul Lawrence is Senior Vice President and Chief Financial Officer of CMC. Paul joined CMC in February 2016 as Vice President of Finance and has held various finance leadership positions, including Treasurer and Vice President of Financial Planning and Analysis, and was appointed to his current role in November 2021.

Prior to joining CMC, Paul worked with Gerdau from 2003 to 2016, holding several roles including North American Information Technology Leader, Assistant Vice President and Corporate Controller and Deputy Corporate Controller. From 1998 to 2002, Mr. Lawrence held several financial positions with Co-Steel Inc., which was acquired by Gerdau SA.

Paul studied at Queen’s University in Ontario and holds an Honors Bachelor of Commerce.

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2026 INVESTOR DAY 120